SUPPLEMENT DATED NOVEMBER 20, 2001
to PROSPECTUS
DATED OCTOBER 1, 2001
for
FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACTS issued by
EQUITRUST LIFE ANNUITY ACCOUNT
of
EQUITRUST LIFE INSURANCE COMPANY

On page 9, in the section titled, "Expense Tables," the second paragraph following the footnotes is amended to read as follows:

The examples provided above assume that no transfer charges or premium taxes have been assessed. The examples also assume that the annual administrative charge is $45 and that the Accumulated Value per Contract is $10,000, which translates the administrative charge into an assumed .45% charge for the purposes of the examples.